                                                                    Exhibit 99.3

                       HUNTINGTON BANCSHARES INCORPORATED

                                     [LOGO]

                              FOURTH QUARTER 2000
                                EARNINGS REVIEW
                                JANUARY 18, 2001

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD LOOKING STATEMENT DISCLOSURE
--------------------------------------------------------------------------------
Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:

-        Changes in economic conditions
-        Movements in interest rates
-        Competitive pressures on product pricing and services
-        Success and timing of business strategies
-        The successful integration of acquired businesses
-        The nature, extent and timing of governmental actions and reforms
-        Extended disruption of vital infrastructure

[LOGO]

ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CONFERENCE CALL AND DISCUSSION, INCLUDED RELATED QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE AT THE TIME OF THE CALL. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

TODAY'S SPEAKERS
--------------------------------------------------------------------------------
FRANK WOBST
        CHAIRMAN AND CHIEF EXECUTIVE OFFICER
TOM HOAGLIN
        CHIEF EXECUTIVE OFFICER AND PRESIDENT ELECT
MICHAEL MCMENNAMIN
        VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER

FOURTH QUARTER OVERVIEW
--------------------------------------------------------------------------------

-        11% LOAN GROWTH
-        4% RETAIL DEPOSIT GROWTH
-        NIM 3.74% (yield) 3.70%
-        CHARGEOFFS 46 b.p. (yield) 50 b.p.
-        NIE + $10.3MM

KEY PERFORMANCE INDICATORS
--------------------------------------------------------------------------------

                                 4Q00            3Q00*
                                 ----            -----

EPS                             $ 0.30           $ 0.33
ROA                               1.06%            1.15%
ROE                              12.89%           14.04%
NIM %                             3.70%            3.74%
EFFICIENCY RATIO                 58.48%           58.38%
TANGIBLE EQUITY/ASSETS            5.87%            5.73%

*EXCLUDES SPECIAL CHARGE

MANAGED LOAN GROWTH
        AVERAGE BALANCE ($ BILLIONS)

                                                   ANNUALIZED GROWTH
                                                   -----------------
                                                         FROM
                                                         ----
                                  4Q00           3Q00             4Q99
                                  ----           ----             ----
COMMERCIAL                       $ 6.5              6%              3%
COMMERCIAL REAL ESTATE             3.5              7               4
AUTO LOAN / LEASE                  7.0             17              14
CONSUMER                           3.9             18              15
RESIDENTIAL REAL ESTATE             .9             10               9
                                 -----
TOTAL MANAGED LOANS              $21.8             11%              9%
                                 =====

INCOME STATEMENT
        ($ IN MILLIONS)

                               4Q00           3Q00*
                               ----           -----
NET INTEREST INCOME           $233.1          $235.9
PROVISION                       32.5            26.4
NON-INTEREST INCOME            129.7           110.3
SECURITY GAINS                   0.8            11.3
NON-INTEREST EXPENSE           223.9           213.6
                              ------          ------
PRE-TAX INCOME                $107.2          $117.5
                              ------          ------
NET INCOME                    $ 76.2          $ 83.0
                              ======          ======

        *EXCLUDES SPECIAL CHARGE

NON-INTEREST INCOME
        ($ IN MILLIONS)

                                                    BETTER OR (WORSE)
                                                    -----------------
                                           4Q00          VS. 3Q00
                                           ----          --------

SERVICE CHARGES                           $ 39.2          $ (0.5)
BROKERAGE/INSURANCE                         17.1             1.5
TRUST INCOME                                14.4             1.2
ELECTRONIC BANKING                          11.5             0.3
MORTGAGE BANKING                            12.0             2.6
OTHER                                       35.5            14.3
                                          ------          ------
       TOTAL NON-INTEREST INCOME          $129.7          $ 19.4
                                          ======          ======

NON-INTEREST EXPENSE
        ($ IN MILLIONS)

                                                     BETTER OR (WORSE)
                                                     -----------------
                                            4Q00          VS. 3Q00
                                            ----          --------
PERSONNEL & RELATED COSTS                  $105.8          $  3.6
OCCUPANCY/EQUIPMENT                          39.4            (0.9)
OUTSIDE SERVICES/SUPPLIES                    21.4            (1.0)
AMORTIZATION OF INTANGIBLES                  10.5            (0.2)
MARKETING                                    10.6            (2.0)
OTHER                                        36.2            (9.8)
                                           ------          ------
       TOTAL NON-INTEREST EXPENSE          $223.9          $(10.3)
                                           ======          ======

NPAs/TOTAL LOANS + OREO

                  1Q99     2Q99     3Q99     4Q99    1Q00     2Q00     3Q00     4Q00
HUNTINGTON        0.48     0.46     0.47    0.47     0.45     0.46     0.44     0.51
PEER AVERAGE      0.55     0.52     0.54    0.55     0.55     0.59     0.61

PEER GROUP: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB

NCO/AVERAGE LOANS

                  1Q99     2Q99     3Q99     4Q99    1Q00     2Q00     3Q00     4Q00
HUNTINGTON        0.51     0.38     0.39    0.32     0.35     0.3      0.46     0.5
PEER AVERAGE      0.4      0.4      0.39    0.47     0.42     0.37     0.45

PEER GROUP: ASO, BBT, CMA, FITB, FSR, KEY, NCC, OK, RGBK, USB

NET CHARGE-OFFS SUMMARY
--------------------------------------------------------------------------------

                         4Q00          3Q00           4Q99
                         ----          ----           ----
COMMERCIAL              0.29%          0.24%          0.10%
CONSUMER                0.79           0.72           0.52
COMMERCIAL R/E          0.01           0.07           0.07
  TOTAL                 0.50           0.46           0.32

CONSUMER CHARGE-OFFS
--------------------------------------------------------------------------------

                           4Q00           3Q00             4Q99
                           ----           ----             ----
INDIRECT                   1.46%          1.33%           .93%
VEHICLE LEASE               .87            .80            .46
INSTALLMENT                 .62            .54            .49
HOME EQUITY LINES           .28            .33            .17
RESIDENTIAL R/E             .15            .05            .09

--------------------------------------------------------------------------------

                               [LOGO] HUNTINGTON

                        BANKING. INVESTMENTS. INSURANCE.

                                           HUNTINGTON BANCSHARES INCORPORATED

                                            CONSOLIDATED COMPARATIVE SUMMARY
                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

---------------------------------------------------------------------------------------------------------------------
                                           CONSOLIDATED RESULTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------
                                               THREE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                  DECEMBER 31,                             DECEMBER 31,
                                            -----------------------    CHANGE        -----------------------   CHANGE
                                               2000         1999          %            2000         1999          %
                                            ----------   ----------    ------        ----------   ----------   ------

Interest Income                             $  537,661   $  515,516       4.3%       $2,108,505   $2,026,002    4.1 %
Interest Expense                               304,595      262,854      15.9         1,166,073      984,240     18.5
                                            ----------     --------                  ----------   ----------
Net Interest Income                            233,066      252,662      (7.8)          942,432    1,041,762     (9.5)
Provision for Loan Losses                       32,548       20,040      62.4            90,479       88,447      2.3
Non-Interest Income                            129,704      114,338      13.4           456,458      452,073      1.0
Securities Gains                                   845        7,905      N.M.            37,101       12,972     N.M.
Gains on Sales of Credit Cards                      --      108,530      N.M.                --      108,530     N.M.
Non-Interest Expense                           223,850      204,895       9.3           835,617      815,328      2.5
Special Charges                                     --       96,791      N.M.            50,000       96,791    (48.3)
Provision for Income Taxes                      30,995       46,769     (33.7)          131,449      192,697    (31.8)
                                            ----------     --------                  ----------   ----------
NET INCOME                                  $   76,222   $  114,940     (33.7)   %   $  328,446   $  422,074    (22.2)%
                                            ==========     ========     =====        ==========   ==========

OPERATING EARNINGS (1)
----------------------

   Net Income                               $   76,222   $  107,310     (29.0)   %   $  360,946   $  414,444    (12.9)%
                                            ==========     ========     ======       ==========   ==========
     Net Income per Common Share (2)
             Diluted                        $     0.30   $     0.42     (28.6)   %   $     1.45   $     1.62    (10.5)%
             Diluted--Cash Basis (3)        $     0.34   $     0.45     (24.4)   %   $     1.57   $     1.74     (9.8)%
     Return On:
             Average Total Assets                 1.06%        1.47%                       1.26%        1.44%
             Average Shareholders' Equity        12.89%       20.20%                      15.84%       19.31%

PER COMMON SHARE AMOUNTS - REPORTED (2)
---------------------------------------

     Net Income per Common Share--Diluted   $     0.30   $     0.45     (33.3)   %   $     1.32   $     1.65    (20.3)%
     Cash Dividends Declared                $     0.20   $     0.18      11.1%       $     0.76   $     0.68     11.8%

     Shareholders' Equity (period end)      $     9.43   $     8.67       8.8%       $     9.43   $     8.67      8.8%

AVERAGE COMMON SHARES - DILUTED (2)            251,401      254,183      (1.1)   %      249,570      255,647     (2.4)%

---------------------------------------------------------------------------------------------------------------------
                                           KEY PERFORMANCE RATIOS
---------------------------------------------------------------------------------------------------------------------

                                           THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                               DECEMBER 31,                      DECEMBER 31,
                                        -------------------------           -------------------------
                                          2000              1999              2000              1999
                                        -------           -------           -------           -------
Return On:
  Average Total Assets                     1.06%             1.57%             1.14%             1.47%
  Average Shareholders' Equity            12.89%            21.64%            14.41%            19.66%
Efficiency Ratio                          58.48%            52.97%            56.19%            51.76%
Net Interest Margin                        3.70%             3.94%             3.73%             4.11%
Average Equity/Average Assets              8.21%             7.27%             7.94%             7.47%

---------------------------------------------------------------------------------------------------------------------
                                        CONSOLIDATED STATEMENT OF CONDITION DATA
---------------------------------------------------------------------------------------------------------------------

                                       THREE MONTHS ENDED                           TWELVE MONTHS ENDED
                                           DECEMBER 31,                                DECEMBER 31,
                                    -------------------------   CHANGE          ------------------------    CHANGE
                                        2000          1999         %               2000          1999          %
                                    -----------   -----------   ------          -----------   -----------   ------
Average Total Loans                 $20,489,983   $20,513,235    (0.1)%         $20,668,581   $20,088,542      2.9%
Average Total Deposits              $19,511,274   $19,422,791     0.5           $19,689,504   $19,207,347      2.5
Average Total Assets                $28,654,483   $28,997,211    (1.2)          $28,720,508   $28,739,450     (0.1)
Average Shareholders' Equity        $ 2,352,612   $ 2,107,526    11.6           $ 2,279,230   $ 2,146,735      6.2

-------------------------------------------------------------------------------------------------------------------------
                                         REGULATORY CAPITAL RATIOS (4) AND ASSET QUALITY
-------------------------------------------------------------------------------------------------------------------------

                                 AT  DECEMBER 31,                                                    AT DECEMBER 31,
                               -------------------                                               ----------------------
                                 2000        1999                                                  2000          1999
                               -------     -------                                               --------       -------
Tier I Risk-Based Capital         7.20%       7.52%    Non-performing loans (NPLs)               $ 93,984       $83,070
                                                       Total non-performing assets (NPAs)        $105,397       $98,241
Total Risk-Based Capital         10.46%      10.72%    Allowance for loan losses/total loans         1.45%         1.45%
                                                       Allowance for loan losses/NPLs              316.95%       360.31%
Tier I Leverage                   6.93%       6.72%    Allowance for loan losses and other
                                                          real estate/NPAs                         279.16%       299.85%
-------------------------------------------------------------------------------------------------------------------------

(1) Reported results, as adjusted, exclude the impact of gains from sale of credit card portfolios and special charges, net of related taxes.

(2)  Adjusted for stock splits and stock dividends, as applicable.

(3) Tangible or "Cash Basis" net income excludes amortization of goodwill and other intangibles, net of income taxes. N.M. - Not Meaningful

(4)  Estimated.

                       HUNTINGTON BANCSHARES INCORPORATED
                           QUARTERLY FINANCIAL REVIEW
                                 DECEMBER, 2000


                               Table of Contents
                               -----------------

Consolidated Financial Highlights                                                   1

Consolidated Balance Sheets                                                         2

Consolidated Statements of Income                                                   3

Loan Portfolio and Deposit Composition                                              4

Analysis of Non-Interest Income and Expense

   For the Twelve Months Ended December 31, 2000, 1999 and 1998                     5

Net Interest Margin Analysis (Annual)                                               6-8

Selected Annual Income Statement Data                                               9

Net Interest Margin Analysis (Quarterly)                                            10-11

Selected Quarterly Income Statement Data                                            12

Analysis of Non-Interest Income and Expense

   For the Three and Twelve Months Ended December 31, 2000 and 1999                 13

Key Ratios and Statistics (Quarterly)                                               14

Loan Loss Experience, Non-Performing Assets and Past Due Loans (Annual)             15

Loan Loss Experience, Non-Performing Assets and Past Due Loans (Quarterly)          16

                                                                             P.1

                  HUNTINGTON BANCSHARES INCORPORATED

                  CONSOLIDATED FINANCIAL HIGHLIGHTS

               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

THREE MONTHS ENDED DECEMBER 31,                                2000                  1999              % CHANGE
----------------------------------------------          -----------           -----------           -----------

NET INCOME (1) ...............................          $    76,222           $   107,310                 (29.0)%
PER COMMON SHARE AMOUNTS (2)
     Net income -- Diluted ...................          $      0.30           $      0.42                 (28.6)
     Cash dividends declared .................          $      0.20           $      0.18                  11.1

AVERAGE COMMON SHARES OUTSTANDING--DILUTED (2)              251,401               254,183                  (1.1)

KEY RATIOS
Return on:
     Average total assets ....................                 1.06%                 1.47%                (27.9)
     Average shareholders' equity ............                12.89%                20.20%                (36.2)
Efficiency ratio .............................                58.48%                52.97%                 10.4
Average equity/average assets ................                 8.21%                 7.27%                 12.9
Net interest margin ..........................                 3.70%                 3.94%                 (6.1)

TANGIBLE OR "CASH BASIS" RESULTS (3)
Net income per share -- Diluted (2) ..........          $      0.34           $      0.45                 (24.4)

Return on:
     Average total assets ....................                 1.21%                 1.61%                (24.8)
     Average shareholders' equity ............                21.14%                31.59%                (33.1)%

TWELVE MONTHS ENDED DECEMBER 31,                               2000                  1999              % CHANGE
----------------------------------------------          -----------           -----------           -----------

NET INCOME (1) ...............................          $   360,946           $   414,444                 (12.9)%
PER COMMON SHARE AMOUNTS (2)
     Net income -- Diluted ...................          $      1.45           $      1.62                 (10.5)
     Cash dividends declared .................          $      0.76           $      0.68                  11.8

AVERAGE COMMON SHARES OUTSTANDING--DILUTED (2)              249,570               255,647                  (2.4)

KEY RATIOS
Return on:
     Average total assets ....................                 1.26%                 1.44%                (12.5)
     Average shareholders' equity ............                15.84%                19.31%                (18.0)
Efficiency ratio .............................                56.19%                51.76%                  8.6
Average equity/average assets ................                 7.94%                 7.47%                  6.3
Net interest margin ..........................                 3.73%                 4.11%                 (9.2)

TANGIBLE OR "CASH BASIS" RESULTS (3)
Net income per share -- Diluted (2) ..........          $      1.57           $      1.74                  (9.8)

Return on:
     Average total assets ....................                 1.40%                 1.58%                (11.4)
     Average shareholders' equity ............                24.97%                30.30%                (17.6)%

(1) Presented on an "operating" basis (excludes gains from sale of credit card portfolios and special charges, net of related taxes).

(2)  Adjusted for stock splits and stock dividends, as applicable.

(3) Tangible or "Cash Basis" net income excludes amortization of goodwill and other intangibles, net of taxes Related asset amounts are also excluded from total assets and shareholders' equity.

                                                                             P.2

                    HUNTINGTON BANCSHARES INCORPORATED
                       CONSOLIDATED BALANCE SHEETS

                        (IN THOUSANDS OF DOLLARS)

                                                                      DECEMBER 31,             DECEMBER 31,
                                                                          2000                    1999
                                                                      ------------            ------------
ASSETS
Cash and due from banks ...................................           $  1,322,700            $  1,208,004
Interest bearing deposits in banks ........................                  4,970                   6,558
Trading account securities ................................                  4,723                   7,975
Federal funds sold and securities
     purchased under resale agreements ....................                133,183                  20,877
Mortgages held for sale ...................................                155,104                 141,723
Securities available for sale - at fair value .............              4,090,525               4,870,203
Investment securities - fair value $16,414 and $18,662,
     respectively .........................................                 16,336                  18,765
Total loans (1) ...........................................             20,610,191              20,668,437
     Less allowance for loan losses .......................                297,880                 299,309
                                                                      ------------            ------------
Net loans .................................................             20,312,311              20,369,128
                                                                      ------------            ------------
Bank owned life insurance .................................                804,941                 765,399
Premises and equipment ....................................                454,844                 438,871
Customers' acceptance liability ...........................                 17,366                  17,167
Accrued income and other assets ...........................              1,282,374               1,172,283
                                                                      ------------            ------------

TOTAL ASSETS ..............................................           $ 28,599,377            $ 29,036,953
                                                                      ============            ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1) ........................................           $ 19,777,245            $ 19,792,603
Short-term borrowings .....................................              1,987,759               2,121,989
Bank acceptances outstanding ..............................                 17,366                  17,167
Medium-term notes .........................................              2,467,150               3,254,150
Subordinated notes and other long-term debt ...............                870,976                 697,677
Company obligated mandatorily redeemable preferred
   capital securities of subsidiary trusts holding solely
   the junior subordinated debentures of the parent company                300,000                 300,000
Accrued expenses and other liabilities ....................                812,834                 671,011
                                                                      ------------            ------------
     Total Liabilities ....................................             26,233,330              26,854,597
                                                                      ------------            ------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none issued or outstanding ......................                     --                      --
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255 and
          233,844,820 shares, respectively;
          outstanding 250,859,470 and 228,888,221
          shares, respectively ............................              2,493,645               2,284,956
      Less 7,006,765 and 4,956,599 treasury
          shares, respectively ............................               (129,432)               (137,268)
     Accumulated other comprehensive income ...............                (24,520)                (94,093)
     Retained earnings ....................................                 26,354                 128,761
                                                                      ------------            ------------
     Total Shareholders' Equity ...........................              2,366,047               2,182,356
                                                                      ------------            ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ................           $ 28,599,377            $ 29,036,953
                                                                      ============            ============



(1) See page 4 for detail of total loans and total deposits.

                                                                             P.3

                       HUNTINGTON BANCSHARES INCORPORATED
                       CONSOLIDATED STATEMENTS OF INCOME

              (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                                          TWELVE MONTHS ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                                 2000                  1999                  1998
                                                             ------------          ------------          ------------
Interest and fee income
     Loans ........................................          $  1,808,254          $  1,693,379          $  1,641,081
     Securities ...................................               284,719               314,061               323,595
     Other ........................................                15,532                18,562                34,688
                                                             ------------          ------------          ------------
               TOTAL INTEREST INCOME ..............             2,108,505             2,026,002             1,999,364
                                                             ------------          ------------          ------------
Interest expense
     Deposits .....................................               782,076               639,605               672,433
     Short-term borrowings ........................               113,134               114,289                97,656
     Medium-term notes ............................               189,311               170,061               164,590
     Subordinated notes and other long-term debt ..                81,552                60,285                43,592
                                                             ------------          ------------          ------------
               TOTAL INTEREST EXPENSE .............             1,166,073               984,240               978,271
                                                             ------------          ------------          ------------

               NET INTEREST INCOME ................               942,432             1,041,762             1,021,093
Provision for loan losses .........................                90,479                88,447               105,242
                                                             ------------          ------------          ------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES               851,953               953,315               915,851
                                                             ------------          ------------          ------------

Total non-interest income (1) .....................               493,559               573,575               438,200
Total non-interest expense (1) ....................               885,617               912,119               913,929
                                                             ------------          ------------          ------------

               INCOME BEFORE INCOME TAXES .........               459,895               614,771               440,122
Provision for income taxes ........................               131,449               192,697               138,354
                                                             ------------          ------------          ------------

               NET INCOME .........................          $    328,446          $    422,074          $    301,768
                                                             ============          ============          ============


PER COMMON SHARE (2)
     Net income
          Basic ...................................          $       1.32          $       1.66          $       1.18
          Diluted .................................          $       1.32          $       1.65          $       1.17

     Cash dividends declared ......................          $       0.76          $       0.68          $       0.62


AVERAGE COMMON SHARES (2)
          Basic ...................................           248,708,965           253,559,501           255,825,970
          Diluted .................................           249,570,098           255,646,520           258,279,601
                                                             ------------          ------------          ------------


(1) See page 5 for detail of non-interest income and non-interest expense.

(2) Adjusted for stock splits and stock dividends, as applicable.

                                                                             P.4

                HUNTINGTON BANCSHARES INCORPORATED
                        LOANS AND DEPOSITS
                    (IN THOUSANDS OF DOLLARS)

LOAN PORTFOLIO COMPOSITION

                                                                 DECEMBER 31,            DECEMBER 31,
                                                                     2000                    1999
                                                                 -----------             -----------
Commercial (unearned income $1,538 and $2,550) ....              $ 6,633,985             $ 6,300,414
Real Estate
     Construction .................................                1,318,899               1,236,776
     Commercial ...................................                2,253,477               2,151,673
Consumer
     Loans (unearned income $4,150 and $5,974) ....                6,388,036               6,793,295
     Leases (unearned income $515,445 and $410,239)                3,069,210               2,741,735
     Residential Mortgage .........................                  946,584               1,444,544
                                                                 -----------             -----------

       TOTAL LOANS ................................              $20,610,191             $20,668,437
                                                                 ===========             ===========


DEPOSIT COMPOSITION

                                                                 DECEMBER 31,            DECEMBER 31,
                                                                     2000                    1999
                                                                 -----------             -----------
Demand deposits
     Non-interest bearing .........................              $ 3,480,876             $ 3,418,100
     Interest bearing .............................                4,645,127               4,046,472
Savings deposits ..................................                3,527,796               3,793,423
Certificates of deposit
     Less than $100,000 ...........................                5,938,486               5,547,266
     $100,000 or more .............................                1,520,547               1,591,092
                                                                 -----------             -----------
       TOTAL CORE DEPOSITS ........................               19,112,832              18,396,353
                                                                 -----------             -----------
Other domestic time deposits ......................                  256,106                 530,035
Foreign time deposits .............................                  408,307                 866,215
                                                                 -----------             -----------

       TOTAL DEPOSITS .............................              $19,777,245             $19,792,603
                                                                 ===========             ===========

                                                                             P.5

                       HUNTINGTON BANCSHARES INCORPORATED
                   NONINTEREST INCOME AND NONINTEREST EXPENSE
          FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000, 1999 AND 1998
                            (IN THOUSANDS OF DOLLARS)


ANALYSIS OF NON-INTEREST INCOME

                                                         TWELVE MONTHS ENDED                        PERCENT
                                                              DECEMBER 31,                    INCREASE (DECREASE)
                                                 ------------------------------------      ------------------------
                                                   2000          1999          1998        2000/99          1999/98
                                                 --------      --------      --------      --------        --------
Service charges on deposit accounts .......      $160,727      $156,315      $126,403           2.8 %          23.7 %
Brokerage and insurance income ............        61,871        52,076        36,710          18.8            41.9
Trust services ............................        53,613        52,030        50,754           3.0             2.5
Electronic banking fees ...................        43,883        37,301        29,202          17.6            27.7
Bank Owned Life Insurance income ..........        39,544        37,560        28,712           5.3            30.8
Mortgage banking ..........................        38,025        56,890        60,006         (33.2)           (5.2)
Credit card fees ..........................         6,985        23,314        21,909         (70.0)            6.4
Other .....................................        51,810        36,587        45,181          41.6           (19.0)
                                                 --------      --------      --------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS ...       456,458       452,073       398,877           1.0            13.3
                                                 --------      --------      --------
Securities gains ..........................        37,101        12,972        29,793          N.M.           (56.5)
Gains on sale of credit card portfolios ...            --       108,530         9,530          N.M.            N.M.
                                                 --------      --------      --------

TOTAL NON-INTEREST INCOME .................      $493,559      $573,575      $438,200         (14.0)%        30.9 %
                                                 ========      ========      ========


ANALYSIS OF NON-INTEREST EXPENSE

                                                         TWELVE MONTHS ENDED                        PERCENT
                                                              DECEMBER 31,                    INCREASE (DECREASE)
                                                 ------------------------------------      ------------------------
                                                   2000          1999          1998        2000/99          1999/98
                                                 --------      --------      --------      --------        --------

Personnel and related costs ...............      $421,750      $419,901      $428,539           0.4 %          (2.0)%
Equipment .................................        78,069        66,666        62,040          17.1             7.5
Net occupancy .............................        75,882        62,169        54,123          22.1            14.9
Outside data processing and other services         62,011        62,886        74,795          (1.4)          (15.9)
Amortization of intangible assets .........        39,207        37,297        25,689           5.1            45.2
Marketing .................................        34,884        32,506        32,260           7.3             0.8
Telecommunications ........................        26,225        28,519        29,429          (8.0)           (3.1)
Legal and other professional services .....        20,819        21,169        25,160          (1.7)          (15.9)
Printing and supplies .....................        19,634        20,227        23,673          (2.9)          (14.6)
Franchise and other taxes .................        11,077        14,674        22,103         (24.5)          (33.6)
Other .....................................        46,059        49,314        46,118          (6.6)            6.9
                                                 --------      --------      --------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES ................................       835,617       815,328       823,929           2.5            (1.0)
                                                 --------      --------      --------
Special charges ...........................        50,000        96,791        90,000          N.M.            N.M.
                                                 --------      --------      --------

TOTAL NON-INTEREST EXPENSE ................      $885,617      $912,119      $913,929          (2.9)%          (0.2)%
                                                 ========      ========      ========


N.M. -  Not Meaningful.

HUNTINGTON BANCSHARES INCORPORATED                                           P.6
---------------------------------------------------------------------
NET INTEREST MARGIN ANALYSIS (ANNUAL DATA)

(IN MILLIONS OF DOLLARS)

FULLY TAX EQUIVALENT BASIS (1)                                     2000                                         1999
---------------------------------------------- ------------------------------------------   ----------------------------------------
                                                                 INTEREST                                    INTEREST
                                                 AVERAGE         INCOME/        YIELD/        AVERAGE         INCOME/       YIELD/
                                                 BALANCE         EXPENSE         RATE         BALANCE         EXPENSE        RATE
                                               -------------   -------------    ---------   ------------    ------------    --------
ASSETS
Interest bearing deposits in banks...........   $         6     $       0.3        5.03%     $        9      $      0.4        4.04%
Trading account securities...................            15             1.1        7.11              13             0.8        5.89
Federal funds sold and securities purchased
   under resale agreements...................            87             5.5        6.33              22             1.2        5.58
Mortgages held for sale......................           109             8.7        7.96             232            16.3        7.03
Securities:
      Taxable................................         4,316           269.5        6.24           4,885           297.0        6.08
      Tax exempt.............................           273            20.8        7.61             297            23.5        7.90
                                               -------------   -------------                ------------    ------------
           Total Securities..................         4,589           290.3        6.33           5,182           320.5        6.18
                                               -------------   -------------                ------------    ------------
Loans:
     Commercial..............................         6,446           553.2        8.58           6,128           483.4        7.89
     Real Estate
          Construction.......................         1,270           110.7        8.72           1,064            86.1        8.09
          Commercial.........................         2,187           185.7        8.49           2,235           181.6        8.13
     Consumer
          Loans..............................         6,546           562.4        8.59           6,938           575.7        8.30
          Leases.............................         2,924           197.9        6.77           2,299           154.5        6.72
          Residential Mortgage...............         1,296            99.6        7.69           1,425           107.0        7.51
                                               -------------   -------------                ------------    ------------
          Total Consumer.....................        10,766           859.9        7.97          10,662           837.2        7.85
                                               -------------   -------------                ------------    ------------
Total Loans..................................        20,669         1,709.5        8.27          20,089         1,588.3        7.91
                                               -------------   -------------                ------------    ------------
Allowance for loan losses/loan fees..........           303           101.4                         301           107.9
                                               -------------   -------------                ------------    ------------
Net loans(2).................................        20,366         1,810.9        8.76          19,788         1,696.2        8.44
                                               -------------   -------------                ------------    ------------
Total earning assets.........................        25,475         2,116.8        8.31%         25,547         2,035.4        7.97%
                                               -------------   -------------                ------------    ------------
Cash and due from banks......................         1,008                                       1,039
All other assets.............................         2,541                                       2,454
                                               -------------                                ------------
TOTAL ASSETS.................................   $    28,721                                  $   28,739
                                               =============                                ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits...........   $     3,421                                  $    3,497
     Interest bearing demand deposits........         4,291           144.0        3.36%          4,097           106.5        2.60%
     Savings deposits........................         3,563           146.4        4.11           3,740           126.0        3.37
     Certificates of deposit.................         7,374           425.8        5.78           7,272           375.7        5.17
                                               -------------   -------------                ------------    ------------
          Total core deposits................        18,649           716.2        4.70          18,606           608.2        4.03
                                               -------------   -------------                ------------    ------------
Other domestic time deposits.................           502            31.9        6.35             238            12.8        5.40
Foreign time deposits........................           539            34.0        6.31             363            18.6        5.14
                                               -------------   -------------                ------------    ------------
     Total deposits..........................        19,690           782.1        4.81          19,207           639.6        4.07
                                               -------------   -------------                ------------    ------------
Short-term borrowings........................         1,966           113.1        5.75           2,549           114.3        4.48
Medium-term notes............................         2,894           189.3        6.54           3,122           170.0        5.45
Subordinated notes and other long-term debt,
   including capital securities..............         1,124            81.6        7.26           1,003            60.3        6.01
                                               -------------   -------------                ------------    ------------
     Total interest bearing liabilities......        22,253         1,166.1        5.24%         22,384           984.2        4.40%
                                               -------------   -------------                ------------    ------------
All other liabilities........................           768                                         711
Shareholders' equity.........................         2,279                                       2,147
                                               -------------                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...   $    28,721                                  $   28,739
                                               =============                                ============
Net interest rate spread.....................                                      3.07%                                       3.57%
Impact of non-interest bearing funds
   on margin.................................                                      0.66%                                       0.54%
NET INTEREST MARGIN..........................                   $     950.7        3.73%                     $  1,051.2        4.11%
                                                               =============                                ============

(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

HUNTINGTON BANCSHARES INCORPORATED                                           P.7
--------------------------------------------------------------
NET INTEREST MARGIN ANALYSIS (ANNUAL DATA)

                             1998                                                                1997
 --------------------------------------------------------             --------------------------------------------------------
                           INTEREST                                                            INTEREST
   AVERAGE                 INCOME/               YIELD/                 AVERAGE                 INCOME/               YIELD/
   BALANCE                 EXPENSE                RATE                  BALANCE                 EXPENSE                RATE
 -------------           -------------           --------             ------------            ------------            --------

  $        10             $       1.0               5.22%              $        9              $      0.5                5.47%
           11                     0.6               5.71                       10                     0.6                5.70

          229                    12.9               5.64                       44                     2.4                5.50
          289                    20.2               6.99                      131                    10.1                7.75

        4,896                   308.8               6.31                    5,351                   339.8                6.35
          247                    21.9               8.83                      264                    25.3                9.55
 -------------           -------------                                ------------            ------------
        5,143                   330.7               6.43                    5,615                   365.1                6.50
 -------------           -------------                                ------------            ------------

        5,629                   469.0               8.33                    5,302                   456.6                8.61

          829                    71.7               8.65                      813                    73.8                8.85
        2,304                   199.6               8.66                    2,251                   200.6                8.91

        6,679                   593.9               8.89                    6,299                   574.8                9.12
        1,693                   120.1               7.09                    1,406                   106.7                7.59
        1,300                   104.6               8.04                    1,510                   126.3                8.28
 -------------           -------------                                ------------            ------------
        9,672                   818.6               8.46                    9,215                   807.8                8.77
 -------------           -------------                                ------------            ------------
       18,434                 1,558.9               8.46                   17,581                 1,538.8                8.75
 -------------           -------------                                ------------            ------------
          280                    85.4                                         252                    75.8
 -------------           -------------                                ------------            ------------
       18,154                 1,644.3               8.92                   17,329                 1,614.6                9.18
 -------------           -------------                                ------------            ------------
       24,116                 2,009.7               8.33%                  23,390                 1,993.3                8.52%
 -------------           -------------                                ------------            ------------
          975                                                                 910
        2,081                                                               1,103
 -------------                                                        ------------
  $    26,892                                                          $   25,151
 =============                                                        ============



  $     3,287                                                          $    2,774
        3,585                    96.4               2.69%                   3,204                    84.4                2.64%
        3,277                   114.0               3.48                    3,056                   100.4                3.28
        7,979                   445.6               5.58                    7,414                   417.3                5.63
 -------------           -------------                                ------------            ------------
       18,128                   656.0               4.42                   16,448                   602.1                4.40
 -------------           -------------                                ------------            ------------
          182                    10.5               5.82                      365                    21.8                5.97
          103                     5.9               5.66                      382                    22.2                5.81
 -------------           -------------                                ------------            ------------
       18,413                   672.4               4.44                   17,195                   646.1                4.48
 -------------           -------------                                ------------            ------------
        2,084                    97.7               4.69                    2,826                   146.4                5.18
        2,903                   164.6               5.67                    1,983                   116.2                5.86

          876                    43.6               4.98                      739                    45.5                6.16
 -------------           -------------                                ------------            ------------
       20,989                   978.3               4.66%                  19,969                   954.2                4.78%
 -------------           -------------                                ------------            ------------
          552                                                                 514
        2,064                                                               1,894
 -------------                                                        ------------
  $    26,892                                                          $   25,151
 =============                                                        ============
                                                    3.67%                                                                3.74%
                                                    0.61%                                                                0.70%
                          $   1,031.4               4.28%                                      $  1,039.1                4.44%
                         =============                                                        ============

HUNTINGTON BANCSHARES INCORPORATED                                           P.8
------------------------------------------
NET INTEREST MARGIN ANALYSIS (ANNUAL DATA)

                            1996                                                                  1995
 --------------------------------------------------------            ------------------------------------------------------------
                          INTEREST                                                              INTEREST
   AVERAGE                 INCOME/               YIELD/                AVERAGE                   INCOME/                 YIELD/
   BALANCE                 EXPENSE                RATE                 BALANCE                   EXPENSE                  RATE
 ------------            ------------            --------            ------------              ------------              --------

  $       14              $      0.8                5.85%             $       26                $      1.6                  5.99%
          16                     0.9                5.66                      23                       1.6                  7.29

          67                     3.8                6.03                      93                       5.6                  6.10
         113                     8.7                7.74                     133                      10.0                  7.58

       5,194                   333.7                6.42                   4,679                     310.7                  6.64
         291                    27.9                9.59                     342                      33.2                  9.73
 ------------            ------------                                ------------              ------------
       5,485                   361.6                6.59                   5,021                     343.9                  6.85
 ------------            ------------                                ------------              ------------

       4,955                   396.9                8.01                   4,703                     403.3                  8.58

         580                    50.7                8.75                     473                      41.6                  8.79
       2,129                   189.3                8.89                   1,646                     145.1                  8.82

       5,880                   528.4                8.99                   5,508                     494.2                  8.97
         950                    74.8                7.87                     657                      51.0                  7.76
       1,485                   123.0                8.28                   2,188                     183.0                  8.36
 ------------            ------------                                ------------              ------------
       8,315                   726.2                8.73                   8,353                     728.2                  8.72
 ------------            ------------                                ------------              ------------
      15,979                 1,363.1                8.53                  15,175                   1,318.2                  8.69
 ------------            ------------                                ------------              ------------
         231                    49.2                                         227                      43.4
 ------------            ------------                                ------------              ------------
      15,748                 1,412.3                8.84                  14,948                   1,361.6                  8.97
 ------------            ------------                                ------------              ------------
      21,674                 1,788.1                8.26%                 20,471                   1,724.3                  8.43%
 ------------            ------------                                ------------              ------------
         901                                                                 883
       1,031                                                                 972
 ------------                                                        ------------
  $   23,375                                                          $   22,099
 ============                                                        ============



  $    2,664                                                          $    2,477
       3,068                    80.2                2.61%                  2,815                      68.6                  2.44%
       2,836                    86.3                3.04                   2,666                      77.9                  2.92
       6,959                   394.3                5.67                   6,635                     374.0                  5.64
 ------------            ------------                                ------------              ------------
      15,527                   560.8                4.36                  14,593                     520.5                  4.30
 ------------            ------------                                ------------              ------------
          28                     1.5                5.36                      16                       1.1                  6.88
         305                    18.4                6.03                     262                      17.0                  6.50
 ------------            ------------                                ------------              ------------
      15,860                   580.7                4.40                  14,871                     538.6                  4.34
 ------------            ------------                                ------------              ------------
       2,883                   149.1                5.17                   2,422                     138.1                  5.70
       1,835                   120.2                6.55                   2,103                     146.4                  6.96

         516                    30.7                5.96                     529                      33.8                  6.38
 ------------            ------------                                ------------              ------------
      18,430                   880.7                4.78%                 17,448                     856.9                  4.91%
 ------------            ------------                                ------------              ------------
         505                                                                 432
       1,776                                                               1,742
 ------------                                                        ------------
  $   23,375                                                          $   22,099
 ============                                                        ============
                                                    3.48%                                                                   3.52%
                                                    0.71%                                                                   0.72%
                          $    907.4                4.19%                                       $    867.4                  4.24%
                         ============                                                          ============

                                                                             P.9


                       HUNTINGTON BANCSHARES INCORPORATED
                     SELECTED ANNUAL INCOME STATEMENT DATA
              (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)




                                                                          2000                 1999                 1998
                                                                  -----------------    -----------------    -----------------
TOTAL INTEREST INCOME ...................................          $     2,108,505      $     2,026,002      $     1,999,364
TOTAL INTEREST EXPENSE ..................................                1,166,073              984,240              978,271
                                                                  -----------------    -----------------    -----------------
NET INTEREST INCOME .....................................                  942,432            1,041,762            1,021,093
Provision for loan losses ...............................                   90,479               88,447              105,242
                                                                  -----------------    -----------------    -----------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES .............................                  851,953              953,315              915,851
                                                                  -----------------    -----------------    -----------------
Service charges on deposit accounts .....................                  160,727              156,315              126,403
Brokerage and insurance income ..........................                   61,871               52,076               36,710
Trust services ..........................................                   53,613               52,030               50,754
Electronic banking fees .................................                   43,883               37,301               29,202
Bank Owned Life Insurance income ........................                   39,544               37,560               28,712
Mortgage banking ........................................                   38,025               56,890               60,006
Credit card fees ........................................                    6,985               23,314               21,909
Other ...................................................                   51,810               36,587               45,181
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS .................                  456,458              452,073              398,877
                                                                  -----------------    -----------------    -----------------
Securities gains ........................................                   37,101               12,972               29,793
Gains on sale of credit card portfolios .................                      ---              108,530                9,530
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST INCOME ...............................                  493,559              573,575              438,200
                                                                  -----------------    -----------------    -----------------
Personnel and related costs .............................                  421,750              419,901              428,539
Equipment ...............................................                   78,069               66,666               62,040
Net occupancy ...........................................                   75,882               62,169               54,123
Outside data processing and other services ..............                   62,011               62,886               74,795
Amortization of intangible assets .......................                   39,207               37,297               25,689
Marketing ...............................................                   34,884               32,506               32,260
Telecommunications ......................................                   26,225               28,519               29,429
Legal and other professional services ...................                   20,819               21,169               25,160
Printing and supplies ...................................                   19,634               20,227               23,673
Franchise and other taxes ...............................                   11,077               14,674               22,103
Other ...................................................                   46,059               49,314               46,118
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES ..............................................                  835,617              815,328              823,929
Special charges .........................................                   50,000               96,791               90,000
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST EXPENSE ..............................                  885,617              912,119              913,929
                                                                  -----------------    -----------------    -----------------
Income Before Income Taxes ..............................                  459,895              614,771              440,122
Provision for income taxes ..............................                  131,449              192,697              138,354
                                                                  -----------------    -----------------    -----------------

NET INCOME ..............................................          $       328,446      $       422,074      $       301,768
                                                                  =================    =================    =================

PER COMMON SHARE (1)
 Net Income
     Basic ..............................................                  $1.32                $1.66                $1.18
     Diluted ............................................                  $1.32                $1.65                $1.17
 Cash Dividends Declared ................................                  $0.76                $0.68                $0.62

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income .....................................          $       942,432      $     1,041,762      $     1,021,093
Tax Equivalent Adjustment (2) ...........................                    8,310                9,423               10,307
                                                                  -----------------    -----------------    -----------------
Tax Equivalent Net Interest Income ......................          $       950,742      $     1,051,185      $     1,031,400
                                                                  =================    =================    =================



                                                                          1997                 1996                 1995
                                                                  -----------------    -----------------    -----------------
TOTAL INTEREST INCOME ...................................          $     1,981,473      $     1,775,734      $     1,709,627
TOTAL INTEREST EXPENSE ..................................                  954,243              880,648              856,860
                                                                  -----------------    -----------------    -----------------
NET INTEREST INCOME .....................................                1,027,230              895,086              852,767
Provision for Loan Losses ...............................                  107,797               76,371               36,712
                                                                  -----------------    -----------------    -----------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES .............................                  919,433              818,715              816,055
                                                                  -----------------    -----------------    -----------------
Service charges on deposit accounts .....................                  117,852              107,669               97,505
Brokerage and insurance income ..........................                   27,084               20,856               17,979
Trust services ..........................................                   48,102               42,237               37,627
Electronic banking fees .................................                   22,705               12,013                6,190
Bank Owned Life Insurance income ........................                      ---                  ---                  ---
Mortgage banking ........................................                   55,715               43,942               39,309
Credit card fees ........................................                   20,467               23,086               18,757
Other ...................................................                   42,936               46,640               48,343
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS .................                  334,861              296,443              265,710
                                                                  -----------------    -----------------    -----------------
Securities gains ........................................                    7,978               17,620                9,380
Gains on sale of credit card portfolios .................                      ---                  ---                  ---
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST INCOME ...............................                  342,839              314,063              275,090
                                                                  -----------------    -----------------    -----------------
Personnel and Related Costs .............................                  392,793              360,865              344,905
Equipment ...............................................                   57,867               50,887               44,646
Net Occupancy ...........................................                   49,509               49,676               47,824
Outside Data Processing and Other Services ..............                   66,683               58,367               53,582
Amortization of Intangible Assets .......................                   13,019               10,220                9,471
Marketing ...............................................                   32,782               20,331               17,598
Telecommunications ......................................                   21,527               16,567               13,946
Legal and Other Professional Services ...................                   24,931               20,313               18,656
Printing and Supplies ...................................                   21,584               19,602               18,103
Franchise and Other Taxes ...............................                   19,836               20,359               17,083
Other ...................................................                   51,414               48,323               76,247
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES ..............................................                  751,945              675,510              662,061
Special Charges .........................................                   51,163                  ---                  ---
                                                                  -----------------    -----------------    -----------------
TOTAL NON-INTEREST EXPENSE ..............................                  803,108              675,510              662,061
                                                                  -----------------    -----------------    -----------------
Income Before Income Taxes ..............................                  459,164              457,268              429,084
Provision for Income Taxes ..............................                  166,501              152,999              147,283
                                                                  -----------------    -----------------    -----------------

NET INCOME ..............................................          $       292,663      $       304,269      $       281,801
                                                                  =================    =================    =================

PER COMMON SHARE (1)
 Net Income
     Basic ..............................................                  $1.15                $1.19                $1.07
     Diluted ............................................                  $1.14                $1.18                $1.06
 Cash Dividends Declared ................................                  $0.56                $0.51                $0.46

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income .....................................          $     1,027,230      $       895,086      $       852,767
Tax Equivalent Adjustment (2) ...........................                   11,864               12,363               14,602
                                                                  -----------------    -----------------    -----------------
Tax Equivalent Net Interest Income ......................          $     1,039,094      $       907,449      $       867,369
                                                                  =================    =================    =================

(1) Adjusted for stock splits and stock dividends, as applicable.

(2) Calculated assuming a 35% tax rate.

HUNTINGTON BANCSHARES INCORPORATED                                          P.10
------------------------------------------------------
NET INTEREST MARGIN ANALYSIS (QUARTERLY DATA)
(IN MILLIONS OF DOLLARS)



Fully Tax Equivalent Basis (1)                                          4TH QUARTER 2000                     3RD QUARTER 2000
------------------------------------------------------           ---------------------------       -------------------------------
                                                                    AVERAGE         YIELD/              AVERAGE           YIELD/
                                                                    BALANCE          RATE               BALANCE            RATE
                                                                 -------------    ----------       ---------------      ----------
ASSETS
Interest Bearing Deposits in Banks ...................            $         5        5.50 %          $           5         6.13 %
Trading Account Securities ...........................                     17        6.56                       11         6.54
Federal Funds Sold and Securities Purchased
   under Resale Agreements ...........................                     85        6.53                      136         6.43
Mortgages Held for Sale ..............................                    129        7.74                       99         8.51
Securities:
      Taxable ........................................                  4,410        6.31                    4,273         6.33
      Tax Exempt .....................................                    264        7.53                      270         7.57
                                                                 -------------                        -------------
           Total Securities ..........................                  4,674        6.38                    4,543         6.40
                                                                 -------------                        -------------
Loans:
     Commercial ......................................                  6,543        8.65                    6,454         8.74
     Real Estate
          Construction ...............................                  1,306        8.87                    1,283         8.88
          Commercial .................................                  2,227        8.64                    2,193         8.60
     Consumer
           Loans .....................................                  6,425        8.90                    6,392         8.82
           Leases ....................................                  3,049        6.92                    2,976         6.79
           Residential Mortgage ......................                    940        7.94                    1,325         7.64
                                                                 -------------                        -------------
           Total Consumer ............................                 10,414        8.24                   10,693         8.11
                                                                 -------------                        -------------
Total Loans ..........................................                 20,490        8.45                   20,623         8.41
                                                                 -------------                        -------------
Allowance for Loan Losses/loan Fees ..................                    302                                  302
                                                                 -------------                        -------------
Net Loans (2) ........................................                 20,188        8.96                   20,321         8.90
                                                                 -------------                        -------------
Total Earning Assets .................................                 25,400        8.47 %                 25,417         8.43 %
                                                                 -------------                        -------------
Cash and Due From Banks ..............................                    960                                  968
All Other Assets .....................................                  2,597                                2,615
                                                                 -------------                        -------------
Total Assets .........................................            $    28,655                          $    28,698
                                                                 =============                        =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Core Deposits
     Non-interest Bearing Deposits ...................            $     3,308                          $     3,425
     Interest Bearing Demand Deposits ................                  4,496        3.62 %                  4,385         3.47 %
     Savings Deposits ................................                  3,498        4.28                    3,528         4.14
    Certificates of Deposit ..........................                  7,522        6.07                    7,450         5.94
                                                                 -------------                        -------------
          Total Core Deposits ........................                 18,824        4.96                   18,788         4.82
                                                                 -------------                        -------------
Other Domestic Time Deposits .........................                    365        6.68                      433         6.55
Foreign Time Deposits ................................                    322        6.37                      561         6.63
                                                                 -------------                        -------------
     Total Deposits ..................................                 19,511        5.02                   19,782         4.93
                                                                 -------------                        -------------
Short-term Borrowings ................................                  2,133        6.00                    2,014         6.12
Medium-term Notes ....................................                  2,665        6.85                    2,592         6.81
Subordinated Notes and Other Long-term Debt,
   Including Capital Securities ......................                  1,171        7.42                    1,171         7.39
                                                                 -------------                        -------------
     Interest Bearing Liabilities ....................                 22,172        5.46 %                 22,134         5.39 %
                                                                 -------------                        -------------
All Other Liabilities ................................                    822                                  787
Shareholders' Equity .................................                  2,353                                2,352
                                                                 -------------                        -------------
Total Liabilities and Shareholders' Equity ...........            $    28,655                          $    28,698
                                                                 =============                        =============

Net Interest Rate Spread .............................                               3.01 %                                3.04 %
Impact of Non-interest Bearing Funds On Margin .......                               0.69 %                                0.70 %
Net Interest Margin ..................................                               3.70 %                                3.74 %



Fully Tax Equivalent Basis (1)                                                2ND QUARTER 2000
------------------------------------------------------            --------------------------------
                                                                        AVERAGE           YIELD/
                                                                        BALANCE            RATE
                                                                  ------------------    ----------
ASSETS
Interest Bearing Deposits in Banks ...................             $         6            5.13 %
Trading Account Securities ...........................                      18            8.67
Federal Funds Sold and Securities Purchased
   Under Resale Agreements ...........................                     105            6.10
Mortgages Held for Sale ..............................                      99            8.11
Securities:
      Taxable ........................................                   4,067            6.20
      Tax Exempt .....................................                     276            7.63
                                                                 --------------
           Total Securities ..........................                   4,343            6.29
                                                                 --------------
Loans:
     Commercial ......................................                   6,439            8.65
     Real Estate
          Construction ...............................                   1,254            8.72
          Commercial .................................                   2,172            8.51
     Consumer
           Loans .....................................                   6,530            8.38
           Leases ....................................                   2,895            6.71
           Residential Mortgage ......................                   1,473            7.62
                                                                 --------------
           Total Consumer ............................                  10,898            7.83
                                                                 --------------
Total Loans ..........................................                  20,763            8.21
                                                                 --------------
Allowance for Loan Losses/loan Fees ..................                     302
                                                                 --------------
Net Loans (2) ........................................                  20,461            8.69
                                                                 --------------
Total Earning Assets .................................                  25,334            8.27 %
                                                                 --------------
Cash and Due From Banks ..............................                   1,046
All Other Assets .....................................                   2,496
                                                                 --------------
Total Assets .........................................            $     28,574
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Core Deposits
     Non-interest Bearing Deposits ...................            $      3,485
     Interest Bearing Demand Deposits ................                   4,228            3.32 %
     Savings Deposits ................................                   3,583            4.21
    Certificates of Deposit ..........................                   7,247            5.64
                                                                 --------------
          Total Core Deposits ........................                  18,543            4.65
                                                                 --------------
Other Domestic Time Deposits .........................                     506            6.28
Foreign Time Deposits ................................                     626            6.66
                                                                 --------------
     Total Deposits ..................................                  19,675            4.78
                                                                 --------------
Short-term Borrowings ................................                   1,761            5.77
Medium-term Notes ....................................                   3,042            6.46
Subordinated Notes and Other Long-term Debt,
   Including Capital Securities ......................                   1,148            7.08
                                                                 --------------
     Interest Bearing Liabilities ....................                  22,141            5.21 %
                                                                 --------------
All Other Liabilities ................................                     743
Shareholders' Equity .................................                   2,205
                                                                 --------------
Total Liabilities and Shareholders' Equity ...........            $     28,574
                                                                 ==============

Net Interest Rate Spread .............................                                    3.06 %
Impact of Non-interest Bearing Funds On Margin .......                                    0.66 %
Net Interest Margin ..................................                                    3.72 %


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

HUNTINGTON BANCSHARES INCORPORATED                                          P.11
------------------------------------------------------------
NET INTEREST MARGIN ANALYSIS (QUARTERLY DATA)




                 1ST QUARTER 2000                    4TH QUARTER 1999                   3RD QUARTER 1999
         --------------------------------        ---------------------------       ---------------------------
             AVERAGE           YIELD/                AVERAGE      YIELD/               AVERAGE       YIELD/
             BALANCE            RATE                 BALANCE       RATE                BALANCE        RATE
         ----------------   -------------        ------------   ------------       -------------   -----------
          $            6        3.69 %            $       13      3.94 %            $         8      3.64 %
                      14        6.26                      14      6.35                        7      5.64


                      23        6.11                      31      6.10                       20      5.39
                     109        7.59                     135      7.45                      169      7.27


                   4,515        6.14                   4,854      6.15                    4,846      6.14
                     282        7.68                     288      7.73                      295      7.76
         ----------------                        ------------                      -------------
                   4,797        6.23                   5,142      6.23                    5,141      6.24
         ----------------                        ------------                      -------------


                   6,345        8.31                   6,194      8.06                    6,066      7.90

                   1,238        8.38                   1,182      8.19                    1,103      8.13
                   2,156        8.35                   2,185      8.18                    2,215      8.14

                   6,837        8.29                   6,876      8.27                    7,093      8.29
                   2,773        6.65                   2,633      6.55                    2,365      6.75
                   1,449        7.54                   1,443      7.45                    1,421      7.47
         ----------------                        ------------                      -------------
                  11,059        7.78                  10,952      7.75                   10,879      7.85
         ----------------                        ------------                      -------------
                  20,798        8.04                  20,513      7.91                   20,263      7.91
         ----------------                        ------------                      -------------
                     306                                 309                                301
         ----------------                        ------------                      -------------
                  20,492        8.52                  20,204      8.43                   19,962      8.54
         ----------------                        ------------                      -------------
                  25,747        8.08 %                25,848      7.98 %                 25,608      8.07 %
         ----------------                        ------------                      -------------
                   1,058                               1,024                              1,026
                   2,454                               2,434                              2,468
         ----------------                        ------------                      -------------
          $       28,953                          $   28,997                        $    28,801
         ================                        ============                      =============



          $        3,466                          $    3,460                        $     3,509
                   4,053        2.97 %                 4,077      2.76 %                  4,139      2.66 %
                   3,645        3.80                   3,768      3.61                    3,792      3.43
                   7,271        5.44                   7,185      5.23                    7,066      5.05
         ----------------                        ------------                      -------------
                  18,435        4.37                  18,490      4.16                   18,506      3.98
         ----------------                        ------------                      -------------
                     707        6.10                     416      5.90                      228      5.11
                     649        5.65                     517      5.40                      465      5.17
         ----------------                        ------------                      -------------
                  19,791        4.50                  19,423      4.24                   19,199      4.03
         ----------------                        ------------                      -------------
                   1,954        5.10                   2,226      4.74                    2,331      4.54
                   3,283        6.18                   3,347      5.88                    3,415      5.44

                   1,004        6.82                   1,000      6.51                    1,001      6.03
         ----------------                        ------------                      -------------
                  22,566        4.90 %                22,536      4.64 %                 22,437      4.39 %
         ----------------                        ------------                      -------------
                     715                                 893                                658
                   2,206                               2,108                              2,197
         ----------------                        ------------                      -------------
          $       28,953                          $   28,997                        $    28,801
         ================                        ============                      =============

                                3.18 %                            3.34 %                             3.68 %
                                0.60 %                            0.60 %                             0.54 %
                                3.78 %                            3.94 %                             4.22 %





              2ND QUARTER 1999                   1ST QUARTER 1999
         ---------------------------        ---------------------------
             AVERAGE       YIELD/               AVERAGE       YIELD/
             BALANCE        RATE                BALANCE        RATE
         -------------   -----------        ------------    -----------
          $         8      3.75 %            $        8       4.93 %
                   15      5.41                      18       5.20


                   19      4.86                      18       5.64
                  269      6.96                     359       6.75


                4,914      5.99                   4,926       6.05
                  303      7.90                     304       8.17
         -------------                      ------------
                5,217      6.10                   5,230       6.17
         -------------                      ------------


                6,182      7.73                   6,067       7.90

                1,012      7.92                     957       8.14
                2,306      8.15                   2,236       8.21

                6,907      8.25                   6,873       8.38
                2,175      6.72                   2,015       6.94
                1,420      7.54                   1,415       7.58
         -------------                      ------------
               10,502      7.84                  10,303       7.99
         -------------                      ------------
               20,002      7.84                  19,563       7.99
         -------------                      ------------
                  297                               299
         -------------                      ------------
               19,705      8.35                  19,264       8.49
         -------------                      ------------
               25,530      7.87 %                25,196       7.98 %
         -------------                      ------------
                1,044                             1,064
                2,454                             2,461
         -------------                      ------------
          $    28,731                        $   28,422
         =============                      ============



          $     3,511                        $    3,505
                4,109      2.50 %                 4,061       2.46 %
                3,769      3.25                   3,627       3.17
                7,194      5.08                   7,655       5.29
         -------------                      ------------
               18,583      3.92                  18,848       4.04
         -------------                      ------------
                  183      4.93                     122       4.92
                  307      4.82                     161       4.80
         -------------                      ------------
               19,073      3.95                  19,131       4.06
         -------------                      ------------
                2,793      4.38                   2,853       4.33
                3,047      5.19                   2,666       5.29

                1,004      5.70                   1,007       5.81
         -------------                      ------------
               22,406      4.25 %                22,152       4.32 %
         -------------                      ------------
                  653                               644
                2,161                             2,121
         -------------                      ------------
          $    28,731                        $   28,422
         =============                      ============

                           3.62 %                             3.66 %
                           0.52 %                             0.52 %
                           4.14 %                             4.18 %


                                                                            P.12



                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                                                           2000
                                                        --------------------------------------------------------------------------
                                                             IV Q               III Q               II Q                I Q
                                                        ----------------   ----------------    ---------------    ----------------
TOTAL INTEREST INCOME ...........................         $     537,661      $     535,791       $    519,496       $     515,557
TOTAL INTEREST EXPENSE ..........................               304,595            299,922            286,690             274,866
                                                        ----------------   ----------------    ---------------    ----------------
NET INTEREST INCOME .............................               233,066            235,869            232,806             240,691
Provision for Loan Losses .......................                32,548             26,396             15,834              15,701
                                                        ----------------   ----------------    ---------------    ----------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES .....................               200,518            209,473            216,972             224,990
                                                        ----------------   ----------------    ---------------    ----------------
Service Charges On Deposit Accounts .............                39,248             39,722             40,097              41,660
Brokerage and Insurance Income ..................                17,078             15,564             13,945              15,284
Trust Services ..................................                14,404             13,181             13,165              12,863
Mortgage Banking ................................                11,976              9,412              8,122               8,515
Electronic Banking Fees .........................                11,546             11,238             11,250               9,849
Bank Owned Life Insurance Income ................                11,086              9,786              9,486               9,186
Credit Card Fees ................................                 2,108              1,744              1,340               1,793
Other ...........................................                22,258              9,626             18,145               1,781
                                                        ----------------   ----------------    ---------------    ----------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS .........               129,704            110,273            115,550             100,931
                                                        ----------------   ----------------    ---------------    ----------------
Securities Gains ................................                   845             11,379                114              24,763
Gains On Sale of Credit Card Portfolios .........                   ---                ---                ---                 ---
                                                        ----------------   ----------------    ---------------    ----------------
TOTAL NON-INTEREST INCOME .......................               130,549            121,652            115,664             125,694
                                                        ----------------   ----------------    ---------------    ----------------
Personnel and Related Costs .....................               105,810            109,463            104,133             102,344
Equipment .......................................                20,811             18,983             18,863              19,412
Net Occupancy ...................................                18,614             19,520             18,613              19,135
Outside Data Processing and Other Services ......                16,142             15,531             15,336              15,002
Marketing .......................................                10,592              8,557              7,742               7,993
Amortization of Intangible Assets ...............                10,494             10,311              9,206               9,196
Legal and Other Professional Services ...........                 6,785              4,719              4,815               4,500
Telecommunications ..............................                 6,524              6,480              6,472               6,749
Printing and Supplies ...........................                 5,212              4,849              4,956               4,617
Franchise and Other Taxes .......................                 3,163              2,841              2,635               2,438
Other ...........................................                19,703             12,331              5,305               8,720
                                                        ----------------   ----------------    ---------------    ----------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES ......................................               223,850            213,585            198,076             200,106
                                                        ----------------   ----------------    ---------------    ----------------
Special Charges .................................                   ---             50,000                ---                 ---
                                                        ----------------   ----------------    ---------------    ----------------
TOTAL NON-INTEREST EXPENSE ......................               223,850            263,585            198,076             200,106
                                                        ----------------   ----------------    ---------------    ----------------
INCOME BEFORE INCOME TAXES ......................               107,217             67,540            134,560             150,578
Provision for Income Taxes ......................                30,995             17,010             37,039              46,405
                                                        ----------------   ----------------    ---------------    ----------------

NET INCOME ......................................         $      76,222      $      50,530       $     97,521       $     104,173
                                                        ================   ================    ===============    ================


PER COMMON SHARE (1)
 Net Income
     Diluted ....................................            $0.30              $0.20              $0.40               $0.42
     Diluted - Cash Basis .......................            $0.34              $0.23              $0.43               $0.45
 Cash Dividends Declared ........................            $0.20              $0.20              $0.18               $0.18

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income .............................         $     233,066      $     235,869       $    232,806       $     240,691
Tax Equivalent Adjustment (2) ...................                 2,057              2,022              2,074               2,157
                                                        ----------------   ----------------    ---------------    ----------------
Tax Equivalent Net Interest Income ..............         $     235,123      $     237,891       $    234,880       $     242,848
                                                        ================   ================    ===============    ================



                                                                                            1999
                                                        -------------------------------------------------------------------------
                                                             IV Q               III Q              II Q                I Q
                                                        ---------------    ----------------   ----------------    ---------------
TOTAL INTEREST INCOME ...........................         $    515,516       $     516,294      $     498,500       $    495,692
TOTAL INTEREST EXPENSE ..........................              262,854             247,863            237,352            236,171
                                                        ---------------    ----------------   ----------------    ---------------
NET INTEREST INCOME .............................              252,662             268,431            261,148            259,521
Provision for Loan Losses .......................               20,040              22,076             21,026             25,305
                                                        ---------------    ----------------   ----------------    ---------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES .....................              232,622             246,355            240,122            234,216
                                                        ---------------    ----------------   ----------------    ---------------
Service Charges On Deposit Accounts .............               42,774              41,700             36,065             35,776
Brokerage and Insurance Income ..................               13,373              14,620             12,540             11,543
Trust Services ..................................               12,828              12,625             13,143             13,434
Mortgage Banking ................................                9,426              14,282             17,224             15,958
Electronic Banking Fees .........................               10,082               9,771              9,410              8,038
Bank Owned Life Insurance Income ................                9,390               9,390              9,390              9,390
Credit Card Fees ................................                5,091               6,626              6,255              5,342
Other ...........................................               11,374               6,103             11,029              8,081
                                                        ---------------    ----------------   ----------------    ---------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS .........              114,338             115,117            115,056            107,562
                                                        ---------------    ----------------   ----------------    ---------------
Securities Gains ................................                7,905                 537              2,220              2,310
Gains On Sale of Credit Card Portfolios .........              108,530                 ---                ---                ---
                                                        ---------------    ----------------   ----------------    ---------------
TOTAL NON-INTEREST INCOME .......................              230,773             115,654            117,276            109,872
                                                        ---------------    ----------------   ----------------    ---------------
Personnel and Related Costs .....................              100,654             104,730            107,263            107,254
Equipment .......................................               18,161              16,059             15,573             16,873
Net Occupancy ...................................               17,890              16,799             13,563             13,917
Outside Data Processing and Other Services ......               15,642              15,929             15,923             15,392
Marketing .......................................                9,642               9,049              7,319              6,496
Amortization of Intangible Assets ...............                9,307               9,326              9,336              9,328
Legal and Other Professional Services ...........                5,868               4,754              5,803              4,744
Telecommunications ..............................                7,108               7,412              6,935              7,064
Printing and Supplies ...........................                5,483               5,254              4,734              4,756
Franchise and Other Taxes .......................                2,708               3,598              3,981              4,387
Other ...........................................               12,432              13,279             11,708             11,895
                                                        ---------------    ----------------   ----------------    ---------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES ......................................              204,895             206,189            202,138            202,106
                                                        ---------------    ----------------   ----------------    ---------------
Special Charges .................................               96,791                 ---                ---                ---
                                                        ---------------    ----------------   ----------------    ---------------
TOTAL NON-INTEREST EXPENSE ......................              301,686             206,189            202,138            202,106
                                                        ---------------    ----------------   ----------------    ---------------
INCOME BEFORE INCOME TAXES ......................              161,709             155,820            155,260            141,982
Provision for Income Taxes ......................               46,769              50,233             50,285             45,410
                                                        ---------------    ----------------   ----------------    ---------------

NET INCOME ......................................         $    114,940       $     105,587      $     104,975       $     96,572
                                                        ===============    ================   ================    ===============


PER COMMON SHARE (1)
 Net Income
     Diluted ....................................           $0.45               $0.41              $0.41              $0.38
     Diluted - Cash Basis .......................           $0.48               $0.44              $0.44              $0.41
 Cash Dividends Declared ........................           $0.18               $0.18              $0.16              $0.16

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income .............................         $    252,662       $     268,431      $     261,148       $    259,521
Tax Equivalent Adjustment (2) ...................                2,249               2,280              2,390              2,504
                                                        ---------------    ----------------   ----------------    ---------------
Tax Equivalent Net Interest Income ..............         $    254,911       $     270,711      $     263,538       $    262,025
                                                        ===============    ================   ================    ===============


(1)  Adjusted for stock splits and stock dividends, as applicable.

(2)  Calculated assuming a 35% tax rate.

                                                                            P.13

                       HUNTINGTON BANCSHARES INCORPORATED
                   NONINTEREST INCOME AND NONINTEREST EXPENSE
        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2000 AND 1999
                            (IN THOUSANDS OF DOLLARS)


ANALYSIS OF NON-INTEREST INCOME


                                                                                  THREE MONTHS ENDED
                                                                                      DECEMBER 31,
                                                                        -------------------------------------            PERCENT
                                                                                2000                 1999                CHANGE
                                                                        ----------------     ----------------      -----------------

Service charges on deposit accounts..........................                  $ 39,248             $ 42,774              (8.2)%
Brokerage and insurance income...............................                    17,078               13,373              27.7
Trust services...............................................                    14,404               12,828              12.3
Mortgage banking.............................................                    11,976                9,426              27.1
Electronic banking fees......................................                    11,546               10,082              14.5
Bank Owned Life Insurance income.............................                    11,086                9,390              18.1
Credit card fees.............................................                     2,108                5,091             (58.6)
Other........................................................                    22,258               11,374              95.7
                                                                        ----------------     ----------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS......................                   129,704              114,338              13.4
                                                                        ----------------     ----------------
Securities gains.............................................                       845                7,905             (89.3)
Gains on sale of credit card portfolios......................                       ---              108,530              N.M.
                                                                        ----------------     ----------------

TOTAL NON-INTEREST INCOME....................................                 $ 130,549            $ 230,773             (43.4)%
                                                                        ================     ================




                                                                                 TWELVE MONTHS ENDED
                                                                                     DECEMBER 31,
                                                                        ------------------------------------            PERCENT
                                                                               2000                 1999                CHANGE
                                                                        ---------------     ----------------      -----------------

Service charges on deposit accounts..........................                $ 160,727            $ 156,315               2.8 %
Brokerage and insurance income...............................                   61,871               52,076              18.8
Trust services...............................................                   53,613               52,030               3.0
Mortgage banking.............................................                   38,025               56,890             (33.2)
Electronic banking fees......................................                   43,883               37,301              17.6
Bank Owned Life Insurance income.............................                   39,544               37,560               5.3
Credit card fees.............................................                    6,985               23,314             (70.0)
Other........................................................                   51,810               36,587              41.6
                                                                        ---------------     ----------------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   AND CREDIT CARD PORTFOLIO SALE GAINS......................                  456,458              452,073               1.0
                                                                        ---------------     ----------------
Securities gains.............................................                   37,101               12,972              N.M.
Gains on sale of credit card portfolios......................                      ---              108,530              N.M.
                                                                        ---------------     ----------------

TOTAL NON-INTEREST INCOME....................................                $ 493,559            $ 573,575             (14.0)%
                                                                        ===============     ================




ANALYSIS OF NON-INTEREST EXPENSE


                                                                                  THREE MONTHS ENDED
                                                                                      DECEMBER 31,
                                                                        -------------------------------------            PERCENT
                                                                                2000                 1999                CHANGE
                                                                        ----------------     ----------------      -----------------

Personnel and related costs..................................                 $ 105,810            $ 100,654               5.1 %
Equipment....................................................                    20,811               18,161              14.6
Net occupancy................................................                    18,614               17,890               4.0
Outside data processing and other services...................                    16,142               15,642               3.2
Marketing....................................................                    10,592                9,642               9.9
Amortization of intangible assets............................                    10,494                9,307              12.8
Legal and other professional services........................                     6,785                5,868              15.6
Telecommunications...........................................                     6,524                7,108              (8.2)
Printing and supplies........................................                     5,212                5,483              (4.9)
Franchise and other taxes....................................                     3,163                2,708              16.8
Other........................................................                    19,703               12,432              58.5
                                                                        ----------------     ----------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES...................................................                   223,850              204,895               9.3
                                                                        ----------------     ----------------
Special charges..............................................                       ---               96,791              N.M.
                                                                        ----------------     ----------------

TOTAL NON-INTEREST EXPENSE...................................                 $ 223,850            $ 301,686             (25.8)%
                                                                        ================     ================


                                                                                 TWELVE MONTHS ENDED
                                                                                     DECEMBER 31,
                                                                        ------------------------------------            PERCENT
                                                                               2000                 1999                CHANGE
                                                                        ---------------     ----------------      -----------------

Personnel and related costs..................................                $ 421,750            $ 419,901               0.4 %
Equipment....................................................                   78,069               66,666              17.1
Net occupancy................................................                   75,882               62,169              22.1
Outside data processing and other services...................                   62,011               62,886              (1.4)
Marketing....................................................                   34,884               32,506               7.3
Amortization of intangible assets............................                   39,207               37,297               5.1
Legal and other professional services........................                   20,819               21,169              (1.7)
Telecommunications...........................................                   26,225               28,519              (8.0)
Printing and supplies........................................                   19,634               20,227              (2.9)
Franchise and other taxes....................................                   11,077               14,674             (24.5)
Other........................................................                   46,059               49,314              (6.6)
                                                                        ---------------     ----------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL
   CHARGES...................................................                  835,617              815,328               2.5
                                                                        ---------------     ----------------
Special charges..............................................                   50,000               96,791              N.M.
                                                                        ---------------     ----------------

TOTAL NON-INTEREST EXPENSE...................................                $ 885,617            $ 912,119              (2.9)%
                                                                        ===============     ================



N.M.  -  Not Meaningful

                                                                            P.14
                       HUNTINGTON BANCSHARES INCORPORATED
                    STOCK SUMMARY, KEY RATIOS AND STATISTICS


QUARTERLY COMMON STOCK SUMMARY (1)



                                                                                     2000
                                                  --------------------------------------------------------------------------       -
                                                       IV Q              III Q               II Q               I Q
                                                  ----------------   ----------------   -----------------  -----------------       -

High.....................................             $16 3/8            $18 3/4            $20 13/16          $21 13/16
Low......................................              12 1/2             14 11/16           14 3/8             16 1/8
Close....................................              16 3/16            14 11/16           14 3/8             20 5/16
Cash dividends declared..................            $0.20              $0.20              $0.18              $0.18


                                                                                   1999
                                                  -----------------------------------------------------------------------
                                                      IV Q              III Q               IIQ                IQ
                                                  ----------------  ----------------   ----------------  ----------------

High.....................................             $27 15/16         $30 13/16          $30 15/16         $27 11/16
Low......................................              19 1/2            22 7/16            25 3/16           24 11/16
Close....................................              21 11/16          24 1/8             28 15/16          25 9/16
Cash dividends declared..................            $0.18             $0.18              $0.16             $0.16


Note: Stock price quotations were obtained from NASDAQ


KEY RATIOS AND STATISTICS


                                                                                     2000
                                                  --------------------------------------------------------------------------       -
                                                       IV Q              III Q               II Q               I Q
                                                  ----------------   ----------------   -----------------  -----------------       -

MARGIN ANALYSIS - AS A %
OF AVERAGE EARNING ASSETS (2)
-----------------------------

Interest Income..........................                  8.47%              8.43%              8.27%              8.08%
Interest Expense.........................                  4.77%              4.69%              4.55%              4.30%
                                                   --------------     --------------     --------------      -------------
     Net Interest Margin.................                  3.70%              3.74%              3.72%              3.78%
                                                   ==============     ==============     ==============      =============


RETURN ON (3)
-------------

  Average total assets...................                  1.06%              1.15%              1.37%              1.45%
  Average total
     assets - cash basis.................                  1.21%              1.30%              1.51%              1.58%

  Average shareholders' equity...........                 12.89%             14.04%             17.79%             18.99%
  Average shareholders'
     equity - cash basis.................                 21.14%             22.74%             27.26%             29.01%

Efficiency ratio (3).....................                 58.48%             58.38%             53.90%             53.93%



REGULATORY CAPITAL DATA                                                              2000
                                                  --------------------------------------------------------------------------       -
(in millions of dollars)                             IV Q (4)            III Q               II Q               I Q
--------------------------------------------      ----------------   ----------------   -----------------  -----------------       -


Total Risk-Adjusted Assets...............                $26,883           $ 26,370           $ 25,900           $ 25,251

Tier 1 Risk-Based Capital Ratio..........                  7.20%              7.20%              7.40%              7.23%
Total Risk-Based Capital Ratio...........                 10.46%             10.64%             10.90%             10.90%
Tier 1 Leverage Ratio....................                  6.93%              6.80%              6.89%              6.45%




                                                                                  1999
                                                  ----------------------------------------------------------------------
                                                     IV Q              III Q               IIQ                IQ
                                                  ---------------  ----------------   ----------------  ----------------

MARGIN ANALYSIS - AS A %
OF AVERAGE EARNING ASSETS (2)
-----------------------------

Interest Income..........................                7.98%              8.07%             7.87%              7.98%
Interest Expense.........................                4.04%              3.85%             3.73%              3.80%
                                                  -------------      -------------     -------------      -------------
     Net Interest Margin.................                3.94%              4.22%             4.14%              4.18%
                                                  =============      =============     =============      =============


RETURN ON (3)
-------------

  Average total assets...................                1.47%              1.45%             1.47%              1.38%
  Average total
     assets - cash basis.................                1.61%              1.59%             1.61%              1.52%

  Average shareholders' equity...........               20.20%             19.07%            19.48%             18.47%
  Average shareholders'
     equity - cash basis.................               31.59%             29.54%            30.61%             29.58%

Efficiency ratio (3).....................               52.97%             51.02%            50.93%             52.16%



REGULATORY CAPITAL DATA                                                           1999
                                                  ----------------------------------------------------------------------
(in millions of dollars)                             IV Q              III Q              II Q               I Q
--------------------------------------------      ---------------  ----------------   ----------------  ----------------


Total Risk-Adjusted Assets...............              $25,298            $25,309           $24,829            $24,345

Tier 1 Risk-Based Capital Ratio..........                7.52%              7.32%             7.29%              7.20%
Total Risk-Based Capital Ratio...........               10.72%             10.62%            10.65%             10.70%
Tier 1 Leverage Ratio....................                6.72%              6.58%             6.45%              6.32%



(1)  Adjusted for stock splits and stock dividends, as applicable.

(2)  Presented on a fully tax equivalent basis assuming a 35% tax rate.

(3) Presented on an "operating" basis (excludes gains from sale of credit card portfolios and special charges, net of related taxes).

(4)  Estimated.

                                                                            P.15
              HUNTINGTON BANCSHARES INCORPORATED
             LOAN LOSS RESERVES AND ASSET QUALITY
                  (IN THOUSANDS OF DOLLARS)


ALLOWANCE FOR LOAN LOSSES AND SELECTED STATISTICS

                                                     -----------------------     ----------------------     -----------------------
                                                              2000                        1999                       1998
                                                     -----------------------     ----------------------     -----------------------

Allowance for loan losses, beginning of year.......           $ 299,309                  $ 290,948                   $ 258,171
Loan losses
       Commercial..................................             (18,013)                   (16,203)                    (24,512)
       Real Estate
            Construction...........................                (238)                      (638)                        (80)
            Commercial.............................              (1,522)                    (2,399)                     (2,115)
       Consumer
            Loans..................................             (65,211)                   (78,688)                    (84,961)
            Leases.................................             (24,721)                   (12,959)                    (13,444)
            Residential Mortgage...................              (1,140)                    (1,404)                     (1,243)
                                                        ----------------           ----------------            ----------------
Total loan losses..................................            (110,845)                  (112,291)                   (126,355)
                                                        ----------------           ----------------            ----------------
Recoveries of loans previously charged off
       Commercial..................................               4,201                      5,303                       4,546
       Real Estate
            Construction...........................                 165                        192                         441
            Commercial.............................                 268                      1,260                       1,800
       Consumer
            Loans..................................              19,486                     22,650                      23,140
            Leases.................................               3,503                      2,532                       1,554
            Residential Mortgage...................                 133                        268                         367
                                                        ----------------           ----------------            ----------------
Total recoveries of loans previously charged off...              27,756                     32,205                      31,848
                                                        ----------------           ----------------            ----------------
Net Loan Losses....................................             (83,089)                   (80,086)                    (94,507)
                                                        ----------------           ----------------            ----------------
Allowance of securitized loans.....................             (16,719)                       ---                         ---
Provision for loan losses..........................              90,479                     88,447                     105,242
Allowance of assets acquired and other.............               7,900                        ---                      22,042
                                                        ----------------           ----------------            ----------------
Allowance for loan losses, end of year.............           $ 297,880                  $ 299,309                   $ 290,948
                                                        ================           ================            ================

As a % of average total loans
   Net loan losses.................................                0.40 %                     0.40 %                      0.51 %
   Provision for loan losses.......................                0.44 %                     0.44 %                      0.57 %
Allowance for loan losses as a % of total loans....                1.45 %                     1.45 %                      1.50 %
Net loan loss coverage (1).........................                7.23 x                     8.63 x                      6.72 x




                                                     --------------------     -----------------------     ----------------------
                                                            1997                       1996                        1995
                                                     --------------------     -----------------------     ----------------------

Allowance for loan losses, beginning of year.......        $ 230,778                   $ 222,487                  $ 225,225
Loan losses
       Commercial..................................          (23,276)                    (23,904)                   (15,947)
       Real Estate
            Construction...........................             (375)                        ---                       (392)
            Commercial.............................             (728)                     (1,476)                    (3,729)
       Consumer
            Loans..................................          (74,761)                    (59,843)                   (39,000)
            Leases.................................           (9,648)                     (4,492)                    (1,989)
            Residential Mortgage...................           (1,935)                     (1,292)                    (1,357)
                                                     ----------------            ----------------            ---------------
Total loan losses..................................         (110,723)                    (91,007)                   (62,414)
                                                     ----------------            ----------------            ---------------
Recoveries of loans previously charged off
       Commercial..................................            4,373                       4,884                      3,696
       Real Estate
            Construction...........................              111                         556                          5
            Commercial.............................              315                       1,124                        752
       Consumer
            Loans..................................           16,382                      13,457                     11,156
            Leases.................................            1,057                         721                        303
            Residential Mortgage...................              304                         278                        225
                                                     ----------------            ----------------            ---------------
Total recoveries of loans previously charged off...           22,542                      21,020                     16,137
                                                     ----------------            ----------------            ---------------
Net Loan Losses....................................          (88,181)                    (69,987)                   (46,277)
                                                     ----------------            ----------------            ---------------
Allowance of securitized loans.....................              ---                         ---                        ---
Provision for loan losses..........................          107,797                      76,371                     36,712
Allowance of assets acquired and other.............            7,777                       1,907                      6,827
                                                     ----------------            ----------------            ---------------
Allowance for loan losses, end of year.............        $ 258,171                   $ 230,778                  $ 222,487
                                                     ================            ================            ===============

As a % of average total loans
   Net loan losses.................................             0.50 %                      0.44 %                     0.30 %
   Provision for loan losses.......................             0.61 %                      0.48 %                     0.24 %
Allowance for loan losses as a % of total loans....             1.46 %                      1.38 %                     1.44 %
Net loan loss coverage (1).........................             7.01 x                      7.62 x                    10.07 x


(1) Income before taxes (excluding gains from sale of credit card portfolios and special charges) and the provision for loan losses to net loan losses.


NON-PERFORMING ASSETS AND PAST DUE LOANS

                                                        --------------------     ----------------------     -----------------------
                                                               2000                        1999                       1998
                                                        --------------------     ----------------------     -----------------------
Non-accrual loans:
       Commercial..................................            $ 55,804                   $ 42,958                    $ 34,586
       Real Estate
            Construction...........................               8,687                     10,785                      10,181
            Commercial.............................              18,015                     16,131                      13,243
            Residential............................              10,174                     11,866                      14,419
                                                        ----------------           ----------------            ----------------
Total Nonaccrual Loans.............................              92,680                     81,740                      72,429
Renegotiated loans.................................               1,304                      1,330                       4,706
                                                        ----------------           ----------------            ----------------
Total Non-Performing Loans.........................              93,984                     83,070                      77,135
                                                        ----------------           ----------------            ----------------
Other real estate, net.............................              11,413                     15,171                      18,964
                                                        ----------------           ----------------            ----------------
Total Non-Performing Assets........................           $ 105,397                   $ 98,241                    $ 96,099
                                                        ================           ================            ================

Non-performing loans as a
  % of total loans.................................                0.46 %                    0.40 %                      0.40 %
Non-performing assets as a
  % of total loans and other real estate...........                0.51 %                    0.47 %                      0.49 %
Allowance for loan losses as a % of
  non-performing loans.............................              316.95 %                  360.31 %                    377.19 %
Allowance for loan losses and other real
  estate as a % of non-performing assets...........              279.16 %                  299.85 %                    301.00 %

Accruing loans past due 90 days or more............              80,306                    61,287                      51,037
                                                        ================           ================            ================

Accruing loans past due 90 days or more
       as a % of total loans.......................                0.39 %                    0.30 %                      0.26 %
                                                        ================           ================            ================


                                                        --------------------     -----------------------     ----------------------
                                                                1997                       1996                        1995
                                                        --------------------     -----------------------     ----------------------
Non-accrual loans:
       Commercial..................................            $ 36,459                    $ 25,621                   $ 28,282
       Real Estate
            Construction...........................               5,916                       1,741                      1,894
            Commercial.............................              10,212                      14,843                     13,276
            Residential............................              13,394                      12,835                     11,971
                                                        ----------------            ----------------            ---------------
Total Nonaccrual Loans.............................              65,981                      55,040                     55,423
Renegotiated loans.................................               5,822                       4,422                      5,320
                                                        ----------------            ----------------            ---------------
Total Non-Performing Loans.........................              71,803                      59,462                     60,743
                                                        ----------------            ----------------            ---------------
Other real estate, net.............................              15,343                      17,208                     23,598
                                                        ----------------            ----------------            ---------------
Total Non-Performing Assets........................            $ 87,146                    $ 76,670                   $ 84,341
                                                        ================            ================            ===============

Non-performing loans as a
  % of total loans.................................               0.40 %                      0.35 %                     0.39 %
Non-performing assets as a
  % of total loans and other real estate...........               0.49 %                      0.46 %                     0.54 %
Allowance for loan losses as a % of
  non-performing loans.............................             359.55 %                    388.11 %                   366.28 %
Allowance for loan losses and other real
  estate as a % of non-performing assets...........             294.32 %                    297.12 %                   250.06 %

Accruing loans past due 90 days or more............             49,608                      39,267                     30,937
                                                        ================            ================            ===============

Accruing loans past due 90 days or more
       as a % of total loans.......................               0.28 %                      0.23 %                     0.20 %
                                                        ================            ================            ===============

                                                                            P.16
                       HUNTINGTON BANCSHARES INCORPORATED
                      LOAN LOSS RESERVES AND ASSET QUALITY
                            (IN THOUSANDS OF DOLLARS)



LOAN LOSS EXPERIENCE


                                                                                       2000
                                            ----------------------------------------------------------------------------------------
                                                    IV Q                  III Q                   II Q                    I Q
                                            ---------------------- ---------------------- ---------------------- -------------------
Allowance for loan losses,
   beginning of period...................          $ 294,686              $ 296,891              $ 296,743              $ 299,309
Allowance of assets acquired/other.......                ---                    ---                  7,900                    ---
Loan losses..............................            (32,929)               (29,499)               (22,810)               (25,607)
Recoveries of loans previously
   charged off...........................              7,431                  5,705                  7,280                  7,340
Allowance of securitized loans...........             (3,856)                (4,807)                (8,056)                   ---
Provision for loan losses................             32,548                 26,396                 15,834                 15,701
                                            -----------------      -----------------      -----------------      -----------------
Allowance for loan losses,
   end of period.........................          $ 297,880              $ 294,686              $ 296,891              $ 296,743
                                            =================      =================      =================      =================

As a % of average total loans
  Net loan losses--annualized............               0.50 %                 0.46 %                 0.30 %                 0.35 %
  Provision for loan losses--annualized..               0.63 %                 0.51 %                 0.31 %                 0.30 %
Allowance for loan losses as a %
   of total loans........................               1.45 %                 1.45 %                 1.45 %                 1.45 %
Net loan loss coverage (1)...............               5.48 x                 6.05 x                 9.68 x                 9.10 x


                                                                                                 1999
                                            ----------------------------------------------------------------------------------------
                                                   IV Q                   III Q                 II Q                   I Q
                                            ---------------------  --------------------  --------------------  ---------------------
Allowance for loan losses,
   beginning of period...................         $ 295,612              $ 293,274             $ 291,066             $ 290,948
Allowance of assets acquired/other.......               ---                    ---                   ---                   ---
Loan losses..............................           (24,855)               (27,782)              (27,123)              (32,531)
Recoveries of loans previously
   charged off...........................             8,512                  8,044                 8,305                 7,344
Allowance of securitized loans...........               ---                    ---                   ---                   ---
Provision for loan losses................            20,040                 22,076                21,026                25,305
                                            ----------------       ----------------      ----------------      ----------------
Allowance for loan losses,
   end of period.........................         $ 299,309              $ 295,612             $ 293,274             $ 291,066
                                            ================       ================      ================      ================

As a % of average total loans
  Net loan losses--annualized............              0.32 %                 0.39 %                0.38 %                0.52 %
  Provision for loan losses--annualized..              0.39 %                 0.43 %                0.42 %                0.52 %
Allowance for loan losses as a %
   of total loans........................              1.45 %                 1.48 %                1.46 %                1.48 %
Net loan loss coverage (1)...............             10.40 x                 9.01 x                9.37 x                6.64 x


(1) Income before taxes (excluding gains from sale of credit card portfolios and special charges) and the provision for loan losses to net loan losses.



NON-PERFORMING ASSETS AND PAST DUE LOANS


                                                                                          2000
                                                  ----------------------------------------------------------------------------------
                                                          IV Q                  III Q                II Q                 I Q
                                                  ---------------------- ------------------   -------------------- -----------------

Non-accrual loans:
Commercial...............................                 $ 55,804               $ 44,918            $ 45,138            $ 44,404
Real Estate
     Construction........................                    8,687                  7,973               8,736               7,696
     Commercial..........................                   18,015                 13,722              12,714              13,991
     Residential.........................                   10,174                  8,588              11,548              10,892
                                                  -----------------      -----------------    ----------------    ----------------
Total Nonaccrual Loans...................                   92,680                 75,201              78,136              76,983
Renegotiated loans.......................                    1,304                  1,311               1,317               1,324
                                                  -----------------      -----------------    ----------------    ----------------
Total Non-Performing Loans...............                   93,984                 76,512              79,453              78,307
Other real estate, net...................                   11,413                 11,982              15,670              13,904
                                                  -----------------      -----------------    ----------------    ----------------

Total Non-Performing Assets..............                $ 105,397               $ 88,494            $ 95,123            $ 92,211
                                                  =================      =================    ================    ================

Non-performing loans as a
  % of total loans.......................                     0.46 %                 0.38 %              0.39 %              0.38 %
Non-performing assets as a % of
  total loans and other real estate......                     0.51 %                 0.44 %              0.46 %              0.45 %
Allowance for loan losses as a % of
  non-performing loans...................                   316.95 %               385.15 %            373.67 %            378.95 %
Allowance for loan losses and
   other real estate as a % of
  non-performing assets..................                   279.16 %               326.77 %            306.89 %            316.30 %

Accruing loans past due 90
  days or more...........................                 $ 80,306               $ 80,290            $ 62,775            $ 60,156
                                                  =================      =================    ================    ================


                                                                                             1999
                                                  ----------------------------------------------------------------------------------
                                                          IV Q                III Q                IIQ                1Q
                                                  --------------------  --------------------  ------------------  ------------------

Non-accrual loans:
Commercial...............................                  $42,958             $41,374             $37,840            $37,594
Real Estate
     Construction........................                   10,785               6,154               7,877              7,540
     Commercial..........................                   16,131              15,751              13,028             14,133
     Residential.........................                   11,866              13,094              15,192             14,849
                                                  -----------------     ---------------       -------------       ------------
Total Nonaccrual Loans...................                   81,740              76,373              73,937             74,116
Renegotiated loans.......................                    1,330               1,877               2,827              2,764
                                                  -----------------     ---------------       -------------       ------------
Total Non-Performing Loans...............                   83,070              78,250              76,764             76,880
Other real estate, net...................                   15,171              15,072              16,839             17,853
                                                  -----------------     ---------------       -------------       ------------

Total Non-Performing Assets..............                  $98,241             $93,322             $93,603            $94,733
                                                  =================     ===============       =============       ============

Non-performing loans as a
  % of total loans.......................                     0.40 %              0.39 %              0.38 %             0.39 %
Non-performing assets as a % of
  total loans and other real estate......                     0.47 %              0.47 %              0.46 %             0.48 %
Allowance for loan losses as a % of
  non-performing loans...................                   360.31 %            377.78 %            382.05 %           378.60 %
Allowance for loan losses and
   other real estate as a % of
  non-performing assets..................                   299.85 %            315.82 %            311.32 %           305.33 %

Accruing loans past due 90
  days or more...........................                  $61,287             $64,788             $54,305            $51,039
                                                  =================     ===============       =============       ============